Exhibit 10.2

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT”'), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

COUPON EXPRESS, INC.

CUMULATIVE CONVERTIBLE SENIOR NOTE

Original Principal Amount: [___________]

Issuance Date: October 24, 2011

FOR VALUE RECEIVED, Coupon Express, Inc., a Nevada corporation (the “Company”), promises to pay to [_______________________] or its registered assigns ("Investor"), in lawful money of the United States of America the principal sum of [________________________________], together with interest from the Issuance Date on the unpaid principal balance at a rate equal to seven (7%) percent per annum computed on the basis of the actual number of days elapsed and a year of 365 days. Unless this Note shall be converted pursuant to Section 4, all unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) the Maturity Date (as defined below), or (iii) in the event of the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by the written consent of the holders of a majority of the aggregate outstanding principal amount of the Notes (as defined below) or made automatically due and payable, in each case, in accordance with the terms hereof. This Cumulative Convertible Senior Note (“Note”) is issued and sold under that certain Cumulative Convertible Senior Note and Warrant Purchase Agreement, dated as of October 24, 2011, by and among the Company and the other parties thereto (“Purchase Agreement”). Capitalized terms used herein but not defined herein (including Section 5 below) shall have the respective meanings set forth in the Purchase Agreement.

THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A SECURITY AGREEMENT (THE "SECURITY AGREEMENT") DATED AS OF THE DATE HEREOF AND EXECUTED BY THE COMPANY FOR THE BENEFIT OF INVESTOR AND OTHER PARTIES NAMED THEREIN. ADDITIONAL RIGHTS OF INVESTOR ARE SET FORTH IN THE SECURITY AGREEMENT.

The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:

1.                  Voluntary Prepayments. This Note may not be prepaid, without the written consent of holders of a majority of the aggregate outstanding principal amount of the Notes. Any prepayment of this Note may only be made in connection with the prepayment of all Notes on a pro rata basis, based on the respective aggregate outstanding principal amounts of each such Note and any such prepayment will be applied first to interest accrued on the Notes, and second, to the payment of principal of this Note.

2.                  Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Note and the other Transaction Documents:

(a)               Failure to Pay. The Company shall fail to pay (i) when due any principal payment on the due date hereunder or (ii) any interest payment or other payment required under the terms of this Note or any other Transaction Document on the date due and such payment shall not have been made within five (5) business days of the Company's receipt of written notice to the Company of such failure to pay;

(b)               Breaches of Covenants. The Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents (other than those specified in Section 2(a)) and such failure shall continue for ten (10) business days after the Company's receipt of written notice of such failure;

(c)               Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to Investor in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to Investor to enter into this Note and the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished;

(d)               Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) admit in writing its inability to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing;

(e)               Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company, or of all or a material part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 45 days of commencement;

(f)                 Liquidation. In the event of any liquidation, dissolution or winding up of the Company (other than as set forth in Sections 2(d) and 2(e)) or Acquisition (as defined in the Restated Certificate (as defined below)); or

(g)               Suspension of Trading. The Common Stock shall be suspended from trading or fail to be listed on a Trading Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period.

3.                  Rights of Investor upon Default; Waiver.

(a)               Upon the occurrence of any Event of Default (other than an Event of Default described in Section 2(d) or 2(e)) and at any time thereafter during the continuance of such Event of Default, Investor may, with the written consent of the holders of a majority of the aggregate outstanding principal amount of the Notes issued and sold under Purchase Agreement, by written notice to the Company, declare all outstanding Obligations (as defined below) payable by the Company hereunder to be immediately due and payable, plus all accrued and unpaid interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company, notwithstanding anything contained herein or in the other Transaction Documents to the contrary. Upon the occurrence of any Event of Default described in Section 2(d) or 2(e), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, plus all accrued and unpaid interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein or in the other Transaction Documents to the contrary. In addition to the foregoing remedies, upon the occurrence and during the continuance of any Event of Default, Investor may, with the written consent of holders of a majority of the aggregate outstanding principal amount of the Notes, exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

(b)               The holders of a majority of the aggregate outstanding principal amount of the Notes may waive, by written consent, any past Event of Default hereunder and its consequences, except an Event of Default (i) specified in Section 2(d) or 2(e); or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder or assignee of the Note affected. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

4.                  Conversion.

(a)               Optional Conversion. At any time up to and including the Maturity Date, upon the written consent of the holders of a majority of the aggregate outstanding principal amount of the Notes, all or any portion of this Note may be converted into a number of shares of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), of the Company at the rate of one (1) share of Series A Preferred Stock for each $25,000 of Original Principal Amount to be converted, as appropriately and proportionately adjusted for any splits or combination with respect to the Series A Preferred Stock.

(b)               Automatic Conversion. Upon the conversion of all of the Company’s convertible debt existing as of the Issuance Date set forth on Schedule 1 attached hereto, the entire outstanding principal balance of this Note shall be converted into the number of shares of Series A Preferred Stock at the rate of one (1) share of Series A Preferred Stock for each $25,000 of Original Principal Amount to be converted, as appropriately and proportionately adjusted for any splits or combination with respect to the Series A Preferred Stock.

(c)               Conversion Procedure. Before Investor shall be entitled to convert this Note into the applicable shares of Series A Preferred Stock in accordance with Section 4(a) or 4(b), it shall surrender this Note (or deliver a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note) and give written notice to the Company at its principal corporate office of the election to convert the same pursuant to Section 4(a) or 4(b), and shall state therein the amount of the Original Principal Amount of this Note to be converted. The Company shall, as soon as practicable thereafter, issue and deliver to such Investor a certificate or certificates for the number of shares of Series A Preferred Stock to which Investor shall be entitled upon such conversion. Any conversion of this Note pursuant to Section 4(a)(i) or 4(b) shall be deemed to have been made upon the satisfaction of all of the conditions set forth in this Section 4(c)(i) and on and after such date, the Persons entitled to receive the shares of Series A Preferred Stock issuable upon such conversion and shall be treated for all purposes as the record holder of such shares of Series A Preferred Stock.

(d)               Notices of Record Date. In the event of:

(i)                  Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

(ii)                Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other Person or any consolidation or merger involving the Company; or

(iii)               Any capital reorganizations of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other Person or any consolidation or merger involving the Company; or

(iv)              Any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company will mail to Investor at least ten (10) days prior to the earliest date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right; or (B) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

(e)               The Company shall at all times reserve and keep available out of its authorized but unissued shares of Series A Preferred Stock, solely for the purpose of issuance and delivery on the exercise of this Note, all shares of Series A Preferred Stock as shall from time to time be issuable on the exercise of this Note, and, upon such issuance, all of such shares of Series A Preferred Stock will be validly issued, fully paid and non-assessable. If at any time the number of authorized but unissued shares of Series A Preferred Stock shall not be sufficient to effect such exercise of this Note for the maximum number of shares of Series A Preferred Stock then issuable upon exercise hereunder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series A Preferred Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, obtaining the requisite stockholder approval of any necessary amendment to the Company's Certificate of Incorporation (as amended from time to time). The Company will not at any time close its stock transfer books in a manner which prevents the timely exercise of this Note.

5.                  Definitions. As used in this Note, the following capitalized terms have the following meanings:

"Amended Certificate" shall mean that Amended Certificate of Incorporation, filed with the Secretary of State of the State of Nevada on October 21, 2011 in the form of Exhibit C attached to the Purchase Agreement.

Maturity Date” shall mean October 21, 2012; provided that the Maturity Date may be extended for one additional one-year period upon the written consent of the holders of a majority of the aggregate outstanding principal amount of the Notes issued and sold under Purchase Agreement.

"Notes" shall mean the Cumulative Convertible Senior Notes, dated as of the date hereof, issued by the Company pursuant to the Purchase Agreement, and secured by the Security Agreement.

"Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Investor of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Note and the other Transaction Documents, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding. Notwithstanding the foregoing, the term "Obligations" shall not include any obligations of Company under or with respect to any warrants to purchase Company's capital stock.

"Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or a governmental authority or any other entity of any kind.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Transaction Documents" shall mean this Note, each of any other Notes, the Purchase Agreement, the Investors’ Rights Agreement, the Subordination Agreement, the Warrants, the Restated Certificate, the Security Agreement and all other documents and agreements executed in connection with the transactions contemplated by the Purchase Agreement.

"Warrants" shall mean the warrants, dated as of the date hereof, issued by the Company to the holders of the Notes pursuant to the Purchase Agreement.

6.                  Miscellaneous.

(a)               Successors and Assigns; Transfer of this Note or Securities Issuable on Conversion Hereof.

(i)                  Subject to the restrictions on transfer described in this Section 6(a), the rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(ii)                With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Investor will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Investor's counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify Investor that Investor may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 6(a) that the opinion of counsel for Investor, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify Investor promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(iii)               Subject to Section 6(a)(ii), transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

(iv)              Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of holders of a majority of the aggregate outstanding principal amount of the Notes.

(b)               Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and consent of holders of a majority of the aggregate outstanding principal amount of the Notes; provided, however, that no such amendment, waiver or consent shall: (i) reduce the principal amount of this Note without Investor's written consent, or (ii) reduce the rate of interest of this Note without Investor's written consent.

(c)               Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to Investor) or otherwise delivered by hand, messenger or courier service addressed:

(i)                  if to Investor, to Investor's address, facsimile number or electronic mail address as shown in the Company's records, as may be updated in accordance with the provisions hereof, or, until such holder so furnishes an address, facsimile number or electronic mail address to the Company, then to the address, facsimile number or electronic mail address of the last holder of this Note for which the Company has contact information in its records; or

(ii)                if to the Company, to the attention of the Chief Executive Officer of the Company at 303 Fifth Avenue, New York, New York 10016, or at such other current address as the Company shall have furnished to Investor, with a copy (which shall not constitute notice) to Richard G. Satin, Esq., Meyer, Suozzi, English & Klein, P.C., 990 Stewart Avenue, Suite 300, Garden City, New York 11530.

Each such notice or other communication shall for all purposes of this Note be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient's next business day. In the event of any conflict between the Company's books and records and this Note or any notice delivered hereunder, the Company's books and records will control absent fraud or error.

(d)               Junior or Pari Passu Obligations. The Obligations shall rank senior in payment to any present or future indebtedness of the Company. The Company shall not, directly or indirectly, cause or permit the Obligations to rank pari passu or junior in right of payment to any present or future indebtedness of the Company (or to be paid as such). Investor acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to any other Notes. In the event Investor receives payments in excess of its pro rata share of the Company's payments to the holders of all of the Notes, then Investor shall hold in trust all such excess payments for the benefit of the holders of the other Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

(e)               Currency. Unless converted into the Company's equity securities pursuant to the terms hereof, payment shall be made in lawful tender of the United States.

(f)                 Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

(g)               Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

(h)               Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York, or of any other state. EACH OF THE COMPANY AND INVESTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND THE OTHER TRANSACTION DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY NEW YORK STATE COURT OR UNITED STATES DISTRICT COURT SITTING IN THE CITY OF NEW YORK, AND WAIVES ANY OBJECTION TO THE VENUE OF THE AFORESAID COURTS.

(d)             Waiver of Jury Trial. BY ACCEPTANCE OF THIS NOTE, INVESTOR HEREBY AGREES AND THE COMPANY HEREBY AGREES TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OF THE TRANSACTION DOCUMENTS.

(e)             Counterparts. This Note may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Note.

(signature page follows)

Exhibit 10.2

The Company has caused this Note to be issued as of the date first written above.

COUPON EXPRESS, INC.,

a Nevada corporation

By:________________________________

Name:_____________________________

Title:______________________________

INVESTOR

___________________________________

(Print investor name)

___________________________________

(Signature)

___________________________________

(Print name of signatory, if signing for an entity)

___________________________________

(Print title of signatory, if signing for an entity)

___________________________________

(Street address)

___________________________________

(City, state and zip)

(Signature page for Note)